UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

Callaway Golf Company

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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+ Online Go to investorvote.com/ELY or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 1:00 a.m., Pacific Time, on May 7, 2019. Shareholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Callaway Golf Company Shareholder Meeting to be Held on May 7, 2019, at 8:00 a.m. Pacific Time Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: www.allianceproxy.com/callawaygolf/2019 Easy Online Access — View your proxy materials and vote. Step 1: Go to www.allianceproxy.com/callawaygolf/2019. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com/ELY window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 26, 2019 to facilitate timely delivery. 2NOT + 02ZXBD

Shareholder Meeting Notice Callaway Golf Company’s Annual Meeting of Shareholders will be held on May 7, 2019 at Callaway Golf Company, 2180 Rutherford Road, Carlsbad, California 92008, at 8:00 a.m. Pacific Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. 1. Election of Directors. 01—Oliver G. Brewer III 02—Ronald S. Beard 03—Samuel H. Armacost 04—John C. Cushman, III 05—Laura J. Flanagan 06—Russell B. Fleischer 07—John F. Lundgren 08—Adebayo O. Ogunlesi 09—Linda B. Segre 10—Anthony S. Thornley 2. Ratify, on an advisory basis, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. 3. Approve, on an advisory basis, the compensation of the Company’s named executive officers. In their discretion, Brian P. Lynch and Sarah E. Kim, or either of them, are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go Online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.allianceproxy.com/callawaygolf/2019 — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Callaway Golf Company” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by April 26, 2019.

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 07, 2019

CALLAWAY GOLF COMPANY

BROKER
LOGO
HERE

Return Address Line 1
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51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
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Investor Address Line 3
Investor Address Line 4
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John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 11, 2019
Date: May 07, 2019 **Time:** 8:00 AM PDT
Location: Callaway Golf Company
2180 Rutherford Road
Carlsbad, CA 92008

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2. Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 23, 2019 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do R1.0.1.18 so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the _ 2 possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. 0000398495 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Internal Use Only Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items The Board of Directors recommends you vote FOR the following The Board of Directors recommends proposal(s): you vote FOR the following proposal(s): 1. Election of Directors 2. Ratify, on an advisory basis, the Nominees appointment of Deloitte & Touche LLP as the Company’s independent 01 Oliver G. Brewer III registered public accounting firm for the fiscal year ending December B 31, 2019. 02 Ronald S. Beard A R 03 Samuel H. Armacost 3 Approve, on an advisory basis, the C compensation of the Company’s named executive officers. O 04 John C. Cushman, III D 05 Laura J. Flanagan E 06 Russell B. Fleischer 07 John F. Lundgren 08 Adebayo O. Ogunlesi 18 09 Linda B. Segre 1 . 0 . R1 . 10 Anthony S. Thornley 3 _ Broadridge Internal Use Only xxxxxxxxxx 0000398495 xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

Voting items Continued Reserved for Broadridge Internal Control Information NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Voting Instructions THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS 18 . AS REQUIRED BY THE NEW YORK STOCK EXCHANGE . 1 . 0 R1 _ 4 0000398495 Broadridge Internal Use Only P99999-010 12 Job # THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Envelope # Sequence 15 # # of # Sequence # OF##